                                                                      Exhibit 24


                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints David G. Neal and Daniel E. Woodside, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign (i) any and all post-effective amendments to the Registration Statement of KFC National Purchasing Cooperative, Inc. (the "Cooperative") (File No. 33-56982), and (ii) any other Registration Statement, and all amendments thereto, relating to a class or classes of the Cooperative's securities to which the Power of Attorney is filed as an exhibit, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name                                                 Title                              Date
----                                                 -----                              ----
  /s/ William E. Allen                               Director,                          5/23/99
-----------------------------                        Secretary                         ----------
William E. Allen


  /s/ William Bickley                                Vice President,                    5/23/99
-----------------------------                        Chief Financial Officer           ----------
William Bickley                                      (Principal Accounting Officer)
                                                     (Principal Financial Officer)


                                                     Director
-----------------------------                                                          ----------
Christian L. Campbell


 /s/ Robert C. Carle                                 Director                           5/23/99
-----------------------------                                                          ----------
Robert C. Carle


 /s/ James G. Cocolin                                Director                           5/23/99
-----------------------------                                                          ----------
James G. Cocolin

 /s/ Ben E. Edwards                                  Director                           5/23/99
-----------------------------                                                          ----------
Ben E. Edwards


 /s/ Lois G. Foust                                   Director                           5/23/99
-----------------------------                                                          ----------
Lois G. Foust


 /s/ Edward J. Henriquez, Jr.                        Director                           5/23/99
-----------------------------                                                          ----------
Edward J. Henriquez, Jr.


                                                     Director
-----------------------------                                                          ----------
Paul A. Houston


 /s/ David G. Neal                                   Director,                          5/23/99
-----------------------------                        Chairman                          ----------
David G. Neal


                                                     Director
-----------------------------                                                          ----------
James D. Olson


 /s/ Darlene L. Pfeiffer                             Director                           5/23/99
-----------------------------                                                          ----------
Darlene L. Pfeiffer


 /s/ Charles Rawley                                  Director                           5/23/99
-----------------------------                                                          ----------
Charles Rawley


                                                     Director
-----------------------------                                                          ----------
Edward W. Rhawn


 /s/ James B. Royster                                Director                           5/23/99
-----------------------------                                                          ----------
James B. Royster


                                                     Director
-----------------------------                                                          ----------
Dean M. Sorgdrager


 /s/ Daniel E. Woodside                              Director,                          5/23/99
-----------------------------                        President,                        ----------
Daniel E. Woodside                                   Chief Executive Officer



 /s/ Ronald J. Young                                 Director                           5/23/99
-----------------------------                                                          ----------
Ronald J. Young